Exhibit 99.2

Fourth Quarter 2008 Earnings Acquisition of Communication Services Group Supplemental Information

1 Forward Looking Statements The statements contained in this release that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “ should,” “ projects,” “estimates,” “expects,” “plans,” “ intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Statements herein that describe the company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy implemented by the company; the company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the company’s quarterly results because of the seasonal nature of the business and other factors outside of the company’s control such as fluctuations in foreign exchange rates; the continuing impact of the current economic recession; the company’s ability to identify, execute or effectively integrate acquisitions; increases in the prices charged by telecommunication providers for services used by the company; the company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the company’s annual report on Form 10-K filed with the SEC on March 17, 2008. Forward-looking statements also include statements about the benefits of the proposed acquisition, including the accretive impact upon earnings, the benefits to TSD operations, and plans, objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the possibility that the expected synergies from the acquisition will not be realized or will not be realized within the expected time period, due to among other things, the risks that the businesses will not be integrated successfully, disruption from the acquisition, and the possibility that the acquisition does not close, including, but not limited to, due to failure to complete the proposed financing in the currently challenging market conditions or the failure of other closing conditions. Additional risk factors that could cause results to differ materially from those described in the forward-looking statements are described in the company’s annual report on Form 10-K filed with the SEC on March 17, 2008. The company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to March 2, 2009. The company expects that subsequent events or developments may cause its views to change.

2 Call Agenda Fourth quarter 2008 results Acquisition of Communication Services Group Q&A

3 TNS Divisions Financial Services Division (14.5% of Q4 08 Revenues) Private financial data and VoIP networks Telecommunications Services Division (19.8% of Q4 08 Revenues) Call signaling and database access services Point-of-Service Division (22.5% of Q4 08 Revenues) Enables optimized transaction delivery between payment processors and ATM or POS terminals International Services Division (43.2% of Q4 08 Revenues) Provides POS, telecommunications and financial services around the world Q4 08 Revenue $81.1 mm Q4 08 EBITDA $19.1 mm Q4 08 Adj. Earnings $10.2 mm

4 Q4:08 Financial Overview ($ in millions except per share amounts) 1) Non-GAAP measures. Included in operating expenses for the fourth quarters of 2008 and 2007 are pre-tax severance charges of $0.5 million and $0.9 million respectively. Excluding these items, fourth quarter 2008 adjusted earnings grew 1.3% to $10.6 million, or $0.42 per share, from $10.5 million, or $0.43 per share, in fourth quarter 2007. Please see fourth quarter 2008 press release for reconciliation to comparable GAAP measures. 2) Both fourth quarter 2008 and 2007 adjusted earnings have been calculated using the new 20% tax rate. Q408 Q407 %chg International Services Division $ 35.0 $ 40.4 (13.3)% Financial Services Division 11.8 10.7 10.7% Telecommunications Services Division 16.0 18.0 (11.2)% Point of Sale Division 18.2 19.9 (8.4)% Total Revenue $81.1 $89.0 (8.9)% Gross Profit $42.9 $46.6 (8.0)% Gross Margin 52.9% 52.4% 50BP EBITDA Before Stock Comp Expense $21.0 $21.9 (4.1)% Adjusted Earnings(1,2) $10.2 $9.7 5.2% Adjusted Earnings per Share—Diluted(1,2) $0.40 $0.40 - Cash Flow from Operations $25.5 $6.7 281%

5 Balance Sheet Highlights Amounts in millions Actual 12/31/08 12/31/07 Cash and Cash Equivalents $38.9 $ 17.8 Total Current Assets $120.5 $108.4 Current Ratio 1.59x 1.43x Net Property and Equipment $58.8 $ 55.4 Total Assets $361.9 $383.1 Long-Term Debt $178.5 $205.5 Stockholders’ Equity $102.8 $92.3 Total Debt/Capitalization 63.5% 68.9% Total Liabilities and Equity $361.9 $383.1 Common Shares Outstanding 25.2 24.3

6 Foreign Currency Exposure For Fourth Quarter Ended 12-31-08 -25% 0.89 0.67 AUD -9% 1.45 1.31 EUR -24% 2.05 1.56 GBP % Change Q4 2007 Q4 2008 Q4 2008 Foreign Currency Breakout - ISD Revenues EUR, 31% GBP, 45% AUD, 18% Other, 6% Q4 2008 Foreign Currency Breakout - ISD Expenses EUR, 29% GBP, 50% AUD, 13% Other, 8%

7 2009 Outlook - Actual and Constant Dollar Analysis ($ in millions) 2009 @ % Chg @ 2009 2008 % Chg ‘08 FX ’08 FX % Total Revenue $324-$334 $344.0 (4.1)%-(1.7)% $353-$364 2.6%-5.8% Adjusted Earnings(1)(2) $36.2-$39.4 $40.2 (10)%-(2.0)% $41.7-$45.4 3.7%-12.9% Adjusted EPS – Diluted (1)(2) $1.33-$1.48 $1.60 (11.9)%-(3.8)% $1.63-$1.78 1.9%-11.2% Q1:09 Q1:08 % Chg Total Revenue $74-$77 $84.1 (12.0)%-(8.5)% $82-$85 (2.5%)-1.0% Adjusted Earnings(1)(3) $6.1-$7.1 $7.5 (19.2)%-(5.8)% $8.1-$9.1 7.1%-20.6% Adjusted EPS – Diluted (1)(3) $0.24-$0.28 $0.30 (21.0%)-(7.8)% $0.32-$0.36 4.8%-18.0% Non-GAAP measure. Excluded from expenses in 2008 is a $1.2 million pre-tax charge related to severance and $0.9 million benefit related to settlement of a sales tax liability. First quarter 2008 adjusted earnings at the old 38% tax rate were $5.8 million, or $0.24 per share and exclude the $0.9 million benefit from the settlement of the sales tax liability.

8 Foreign Currency Exposure 2009 Outlook The breakout of foreign currency for TNS’ ISD segment consists mostly of the Pound Sterling, Euro and Australian Dollar: AUD 0.01 movement impacts Revenue by US$300K GBP 0.01 movement impacts Revenue by US$413K EUR 0.01 movement impacts Revenue by US$370K 2008 2009 -20% 0.82 0.65 AUD -12% 1.48 1.29 EUR -21% 1.84 1.45 GBP % Change ACTUAL OUTLOOK EUR 31% AUD 18% GBP 46% Other 5% 2008 Foreign Currency Breakout - ISD Revenues EUR 27% AUD 18% GBP 49% Other 6% 2008 Foreign Currency Breakout - ISD Expenses 1.30 1.40 1.50 1.60 1.70 1.80 1.90 2.00 2.10 2.20 Feb-04 Aug-04 Feb-05 Aug-05 Feb-06 Aug-06 Feb-07 Aug-07 Feb-08 Aug-08 Feb-09 GBP | USD Historic Rates 0.50 0.60 0.70 0.80 0.90 1.00 Feb-04 Aug-04 Feb-05 Aug-05 Feb-06 Aug-06 Feb-07 Aug-07 Feb-08 Aug-08 Feb-09 AUD | USD Historic Rates

9 Acquisition of Communication Services Group - Rationale Scales TSD - strategic, financial, operational, and technological fit Creates premier provider of SS7 network services and intelligent database services Strengthens competitive positioning, puts TNS in new markets High recurring revenue, cash generating business model Talented, complementary product development capability Interconnectivity of SS7 networks significantly lowers integration risk Immediately accretive to earnings

10 What We’re Buying – Assets and Complementary Products Premiere unaffiliated SS7 network 340 access points 100k + active signaling routes Efficient, highly reliable interconnection Largest authoritative CNAM database Complete nationwide delivery Superior information/updating Premier products and interconnectivity Builds scale in TSD Own versus rent database Enables wireless roaming across global networks Comprehensive product line New product/market opportunity Growing market share Talented, complementary capability Harvesting SS7 technology Developing next-generation IP applications Investing in TSD’s future SS7 Network and Product Line Intelligent Databases Roaming/Clearing Product Development

11 What We’re Buying – Complementary Customers Adds over 700 customers with little overlap Leading wireline telephony customers – global Tier 1, CLECs, ILECs/RLECs Alternative telephony – cable, VoIP – growth vertical Wireless service providers – new vertical for TNS Growth opportunities Alternative telephony – gaining competitive share Roaming/clearing – premier alternative to large competitor

12 Integration Planning and Synergy Generation Technology Consolidation Products Integration Customer Migration Consolidate operations and production platforms Eliminate vendor duplicity Implement new network architecture Review products Develop/finalize product strategy Implement development/engineering roadmaps Analyze customer traffic Migrate network traffic and hosted CNAM to new platform Integrate help desks Proven Expertise in Network Migration and Integration People / Systems Integrate employees into TNS structure/culture Systems integrations Office consolidate

13 Transaction Summary and Financing Total cash consideration = $230 million, inclusive of working capital CSG Run Rate Revenue = ~ $200 million High-visibility recurring revenue, strong cash flow Contingent on TNS arranging new financing for $250 million New $250 million Term Loan Existing $178.5 million Term Loan B to be amended to reflect current market terms and accommodate new indebtedness Termination fee of $2.3 million Strong Balance Sheet $39 million in cash on hand $15 million undrawn revolver Pro forma for transaction, debt leverage will not be significantly higher than at 12/31/08 Anticipated transaction closing – next 60 days